UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2020 (October 10, 2020)

CF FINANCE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFIIU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	CFII	The Nasdaq Stock Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFIIW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Forfeiture of Founder Shares

As previously reported, on August 31, 2020, CF Finance Acquisition Corp. II (the “Company”) consummated its initial public offering (the “IPO”) of 50,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $500,000,000. The Company also granted the underwriters in the IPO a 45-day option to purchase up to an additional 7,500,000 units to cover over-allotments, if any. CF Finance Holdings II, LLC, the Company’s sponsor (the “Sponsor”), owned an aggregate of 14,355,000 shares of Class B common stock of the Company, par value $0.0001 per share (“Class B Common Stock”) at the consummation of the IPO, up to 1,875,000 shares of which were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised.

On October 10, 2020, upon the expiration of the 45-day period and the underwriters not exercising the over-allotment option, 1,875,000 shares of Class B Common Stock were forfeited by the Sponsor in order for it to maintain ownership of 20.0% of the issued and outstanding shares of common stock of the Company (excluding private units held by the Sponsor). Such forfeited shares were cancelled by the Company.

Separate Trading of Units, Class A Common Stock and Warrants

On October 13, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade shares of the Class A Common Stock and the Warrants comprising the Units commencing on October 15, 2020. Those Units not separated will continue to trade on The Nasdaq Capital Market under the symbol “CFIIU,” and the Class A Common Stock and Warrants that are separated will trade on The Nasdaq Capital Market under the symbols “CFII” and “CFIIW,” respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to instruct their brokers to contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate their Units into shares of Class A Common Stock and Warrants.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 13, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF FINANCE ACQUISITION CORP. II

	By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

Dated: October 16, 2020

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